UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2008

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The sole purpose of this Amendment is to correct the number of Flow Through Shares disclosed in the Company’s Form 8-K filed on December 31, 2008 from the incorrect figure of “3,000,0000” to “3,000,000”.  Set forth below is an amended and restated Item 1.01 reflecting the foregoing correction.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 31, 2008, Apollo Gold Corporation (the “Company”) completed a private placement to Canadian purchasers of 3,000,000 common shares issued at Cdn$0.30 per share on a “flow through” basis pursuant to the Income Tax Act (Canada) (the “Flow Through Shares”) for gross proceeds equal to Cdn$900,000. The Company intends to use the gross proceeds from the sale of the Flow Through Shares at its Black Fox project. These exploration costs will qualify as “Canadian Exploration Expenses” as defined in the Income Tax Act (Canada) and will be renounced in favor of the purchasers of the Flow Through Shares. The Flow Through Shares were offered and sold to residents of Canada in reliance on the exemption from registration contained in Regulation S of the U.S. Securities Act of 1933, as amended (the “Act”).

In consideration for finding the purchasers in the private placement, the Company paid a cash finder’s fee of Cdn$40,500 (which is equal to 4.5% of the gross proceeds in the private placement) to MAK Allen & Day Capital Partners. In addition, in consideration for advisory services rendered in connection with the private placement, the Company paid Haywood Securities Inc. an advisory fee equal to Cdn$36,000 (which is equal to 4.0% of the gross proceeds in the private placement) together with 255,000 non-transferable common share purchase warrants (the “Warrants”) representing the number of the Company’s common shares (“Warrant Shares”) as is equal to 8.5% of the number of Shares sold to purchasers in the private placement. Each Warrant is immediately exercisable at a price of Cdn$0.30 into one Warrant Share within twenty-four (24) months of closing of the private placement. The Warrants were issued in reliance on the exemption from registration contained in Regulation S of the Act.

In connection with the private placement, the Company also entered into the agreements described below:

Subscription Agreements

Each of the purchasers of Flow Through Shares entered into Subscription Agreements with the Company (each a “Subscription Agreement”) pursuant to which the purchasers agreed to purchase, and the Company agreed to issue, Flow Through Shares at a price of Cdn$0.30 per Flow Through Share.

Registration Rights Agreements

Each of the purchasers of the Flow Through Shares entered into a Registration Rights Agreement with the Company (collectively, the “Registration Rights Agreements”). The terms of the Registration Rights Agreements require the Company to register the Flow Through Shares for resale in the United States on a registration statement to be filed with the U.S. Securities and Exchange Commission no later than forty-five (45) days after the date of issuance of the Flow Through Shares.

The foregoing description is qualified in its entirety by reference to the form of Subscription Agreement, form of Registration Rights Agreement and form of Warrant attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 10.1, respectively.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 3.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)     Exhibits

4.1	Form of Subscription Agreement (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on December 31, 2008)

4.2	Form of Registration Rights Agreement (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed with the SEC on December 31, 2008)

10.1	Form of Warrant (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on December 31, 2008)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 5, 2009

APOLLO GOLD CORPORATION

By:	/s/ Melvyn Williams
Melvyn Williams
Chief Financial Officer and Senior Vice President – Finance and Corporate Development